SOCKEYE SEAFOOD GROUP, INC.

SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ANY STATE AND THEREFORE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

I. SUBSCRIPTION

A.
The Units. This Subscription Agreement relates to units of Sockeye Seafood Group, Inc., a Nevada corporation (the “Company”), each unit consisting of one share of common stock (the “Subscribed Shares”), and one share purchase warrant, exercisable for one share of common stock at an exercise price of US$2.50 (“Purchase Warrants”) (collectively referred to as “Units”). The price per Unit is US$1.00. The Company is offering for sale up to a maximum amount of 10,000,000 Units.

Notwithstanding anything contained herein to the contrary, neither the amount of Subscribed Shares nor the amount of shares of common stock issuable upon exercise of the Purchase Warrants shall be affected by the next stock split to be effectuated by the Company. For purposes of illustration only, if the undersigned purchases 100,000 Units and then the Company effectuates a split (whether reverse or forward), notwithstanding the split the undersigned shall have 100,000 Subscribed Shares and 100,000 Purchase Warrants to purchase 100,000 shares of common stock at an exercise price of US$2.50 per share.

B.
Subscriber and Method of Payment. The undersigned subscriber (the “Subscriber”) hereby subscribes, on the terms and conditions set forth in this Subscription Agreement, to purchase 1,000,000 Units at an aggregate purchase price of US$1,000,000 (the “Purchase Price”), consisting of 1,000,000 Subscribed Shares and 1,000,000 Purchase Warrants attached.

The Subscriber acknowledges that by executing this Subscription Agreement and upon delivery to David Lubin & Associates, PLLC (“Escrow Agent”) that the Subscriber is making an irrevocable offer to purchase the Units from the Company against payment of the Purchase Price. This subscription may be rejected by the Company in its sole discretion. The Subscriber hereby agrees, on the day upon which it receives notification from the Escrow Agent that this Subscription Agreement has been unconditionally accepted by the Company, to deliver to the Escrow Agent, in favor of the Company, a wire or certified check backed by immediately available funds in the amount of the

Purchase Price. Upon receipt by the Escrow Agent of the amount of the Purchase Price in the specified manner, the Company shall deliver to the Escrow Agent a share certificate(s) of the Company in the name of the Subscriber evidencing the Subscribed Shares and the Subscriber’s ownership thereof along with documentation evidencing the Purchase Warrants in the form of a Warrant to Purchase Common Shares of Sockeye Seafood Group, Inc. (attached as Appendix “A” to this Subscription Agreement). The Escrow Agent shall then disperse the Purchase Price to the Company and the share certificate(s) and Purchase Warrants to the Subscriber.

The wire instructions for the Escrow Agent are as follows:

Bank of America
ABA: 026009593
SWIFT: BOFAUS3N
ACH: 021000322
David Lubin & Associates Master Escrow Account: 9429354769

C.	Terms and Exercise of Purchase Warrants. The terms and exercise particulars of the purchase warrants are as follows:

(i) Term of Warrants. Each Purchase Warrant will entitle the Subscriber to acquire one share of the Company’s common stock on or before the date that is twenty-four (24) months after the date this Subscription Agreement is accepted by the Company at US$2.50 per common share (“Warrant Purchase Price”), subject to the forced conversion provisions detailed herein.

(ii) Exercise of Purchase Warrants. Each Purchase Warrant may be purchased upon delivery to the Company at its principal office, the following: (a) payment of the Warrant Purchase Price, (b) the Subscription Form (attached hereto as Appendix “B” to this Subscription Agreement) providing written notice setting out the number of Purchase Warrants to be purchased, and (c) delivery of the Warrant to Purchase Common Shares of Sockeye Seafood Group, Inc.

Upon payment of the Warrant Purchase Price and delivery of the required documentation, the Company will issue and cause to be delivered with all reasonable dispatch to or upon the written order of Subscriber, a certificate or certificates for the number of shares of the Company’s common stock so purchased. The right to purchase represented by the Purchase Warrants shall be exercisable, at the election of the Subscriber thereof, either in full or from time to time in part. In the event the Purchase Warrants are exercised in respect to less than all of the Purchase Warrants convertible prior to the date of expiration thereof, the remaining Purchase Warrants will continue to be subject to adjustment as set forth in herein.

(iii) Forced Conversion of Purchase Warrants. The Purchase Warrants shall be subject to forced conversion, at the option of the Company, if the Company’s common stock trades at or above 100% above the closing ask price of the Common Stock of the Corporation on the date the Purchase Price is received by the Escrow Agent and accepted by the Corporation for forty-five (45) consecutive trading days, in which case the Purchase Warrants will expire on the twentieth (20th) calendar day following the date notice of forced conversion is mailed to all Purchase Warrant holders.

D.
Reservation of Purchase Warrant Shares. The Company will at all times keep reserved and available, out if its authorized common stock, such number of shares of common stock as will be sufficient to provide for the exercise of the rights to purchase the Company’s common stock represented by the Purchase Warrants. The transfer agent for the common stock and any successor transfer agent for any shares of the Company’s capital stock issuable upon the exercise of any of such rights of purchase, will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Subscription Agreement on file with the transfer agent or its successors.

E.
Adjustment of the Number of Purchase Warrants. The number of Purchase Warrants convertible pursuant to this Subscription Agreement shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(i) Adjustment for Recapitalization. In the event the Company shall (a) subdivide its outstanding shares of common stock, (b) reverse split or otherwise reduce its outstanding shares of common stock into a smaller number of shares of common stock, or (c) issue or convert by reclassification or recapitalization of its shares of common stock into, for, or with other securities (“Recapitalization”), the number of Purchase Warrants exercisable hereunder immediately following such Recapitalization and the Warrant Purchase Price shall be proportionately adjusted. An adjustment made pursuant to this paragraph shall be calculated by the Company and shall become effective immediately after the effective date of such action retroactive to the effective date.

(ii) Preservation of Purchase Rights Under Consolidation. In case of any Recapitalization or any other consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirely or substantially as an entirety, the Company shall prior to the closing of such transaction, cause such successor or purchasing corporation, as the case may be, to acknowledge and accept responsibility for the Company’s obligations hereunder and to grant the Subscriber the right thereafter upon payment of the Warrant Purchase Price to purchase the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers sales or conveyances.

(iii) Notice of Adjustment. Whenever the number of Purchase Warrants convertible hereunder is adjusted, as herein provided, the Company will mail by first class mail, postage prepaid, to the Subscriber notice of such adjustment or adjustments, setting forth the adjusted number of Purchase Warrants exercisable and a brief statement of the facts requiring such adjustment, including the computation by which such adjustment was made.

(iv) Adjustment for Dividends. Except as provided herein, no adjustment to the Purchase Warrants shall be made in respect to any cash dividend.

F.
Failure to Deliver Purchase Warrant Shares Constitutes Breach of the Agreement. Failure by the Company, for any reason, to deliver the certificates representing any shares purchased pursuant to the Purchase Warrants, or the placement of a stop transfer order by the Company, shall constitute a breach under the Agreement and, for the purpose of the Purchase Warrants, failure to deliver or transfer the subject shares shall automatically toll the expiration of this Subscription Agreement for a period of time equal to the delay in delivering the subject shares or term of the stop transfer order.

G.	Assignment. This Subscription Agreement and the rights hereunder shall not be assigned by either party hereto.

H.
Shareholder’s Rights. Subscriber shall have shareholder rights with respect to the Purchase Warrants only when Subscriber has converted the Purchase Warrants to purchase those shares and provided the Company with payment and documentation as specified in Section I Part C (i) and (ii) of this Agreement.

I.
Commission. The Units will be offered and sold on behalf of the Company by the directors, officers, or employees of the Company or by broker-dealers. To the extent Units are offered and sold by broker-dealers or other finders, the Company will pay such broker-dealers a commission of up to ten (10%) percent of the gross proceeds raised from the sale of Units sold.

J.
Escrow Fees. The Company has entered into an escrow agent agreement with David Lubin & Associates, PLLC whereby the Company shall pay one and a half percent (½%) of the gross amount raised, up to a maximum escrow fee payable of $10,000. Further, Escrow Agent will be reimbursed for its expenses in connection with acting as escrow agent hereunder. No other escrow fees are payable to Escrow Agent.

K.
Registration Rights. The Company agrees that, within six months from the date that all the Units being offered herein are sold and the Company completing raising aggregate gross proceeds of $10,000,000 hereunder (the “Closing”), it shall prepare and file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) relating to the re-sale of the Subscribed Shares and the shares underlying the Warrants under the Securities Act of 1933, as amended (the “Act”).

If the Registration Statement is not filed by the seventh month after the Closing, then the Company will make payments to the Subscribers of the Units in such amounts and at such times as shall be determined pursuant to this Section as their exclusive and sole relief for the damages to the Subscribers by reason of any such delay in or reduction of their ability to sell their shares (which remedy shall be exclusive of any other remedies available at law or in equity). The Company shall pay to each Subscriber an amount equal to 1% of such investor’s applicable Purchase Price for each month after the Closing that the Registration Statement is not filed with the SEC.

II.	ACKNOWLEDGEMENTS OF THE SUBSCRIBER. The Subscriber acknowledges to the Company that:

A.
The Company has made available to it and/or its advisors any and all information related to the Company that might be required to fully evaluate the merits and risks of an investment in the Units (the “Investment”) and the Subscriber has carefully evaluated its financial resources and investment position, as well as the risks associated with the Investment. The Subscriber has not relied on any oral representations or oral information furnished to the Subscriber or its advisors by the Company or its officers, directors, shareholders, employees, attorneys, accountants, agents or representatives (collectively the “Company Representatives”), in connection with this offering. The Subscriber, in determining to make the Investment, has relied solely on the information contained in the Company’s disclosure documentation filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act of 1934, as amended and information otherwise provided in writing by officers and directors of the Company. Neither the Company nor any of the Company Representatives, nor anyone purporting to act on their behalf, has made any oral representation to Subscriber with respect to any tax, financial or economic benefits to be derived from the Investment. The Subscriber is relying solely upon the Subscriber’s own knowledge and upon the advice of its personal advisors with respect to the tax, financial, economic and other pertinent aspects of the Investment.

B.	The Company has a limited operating history for this and other reasons, the Investment involves significant financial risks, including the risk of loss to the Subscriber of the entire Purchase Price.

C.	No assurance can be made that the Company will continue to operate, or, if it does operate and there is a profit, that dividends will be declared and paid on the Company’s common shares.

D.	The Subscriber may not be able to sell or dispose of the Units or the securities underlying the Units.

E.
The Subscriber’s commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth and making this investment will not cause the Subscriber’s overall commitment thereto to become excessive. The Subscriber has the financial ability to bear the economic risk of its investment, had adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to his investment in the Units.

F.
The Subscriber is aware that the offer and sale of the Units has not been registered under the Securities Act or registered or qualified under applicable state securities or “Blue Sky” laws, and , therefore, the securities underlying the Units cannot be reoffered and resold unless either the reoffer and resale thereof are subsequently registered and qualified under the Act and said Blue Sky laws or an exemption from such registration and qualification is available; the Company has no intention of registering or qualifying the Units under the Act or any such Blue Sky laws and no exemption from registration or qualification may be available under the Act or such Blue Sky laws to the Subscriber at the time he wishes to dispose of the Company’s common shares.

G.	No federal or state agency has passed upon the Units or made any finding or determination as to the fairness of the Investment.

H.
Neither the Company nor any Company Representative offered to sell the Subscriber any security by means of any form of general advertising or general solicitation, such as media advertising or seminars.

I.
The Subscriber is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3). In connection therewith, the Subscriber represents and warrants to the Company that all information that the Subscriber has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the “Investor Questionnaire”), is correct and complete

J.
The Subscriber is acquiring the Units for its own account as principal, Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Units or any portion thereof. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units for which the undersigned is subscribing or any part of the Units.

K.
The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

L.
The Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

M.
The Subscriber is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Units.

III.	ACKNOWLEDGEMENTS OF THE COMPANY. The Company represents, covenants and warrants the following:

A.
Reporting Status and Stage of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company is not an investment company subject to reporting requirements the Investment Company Act of 1940.

B.
Concerning the Stock. The issuance, sale and delivery of the Units are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company. When such shares of the Company’s common stock are issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, such securities will be duly and validly issued, fully paid and non-assessable. There are no preemptive rights of any shareholders of the Company.

C.
Subscription Agreement. This Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights.

IV.
RELIANCE ON REPRESENTATIONS. The Subscriber understands that the offer and sale of the Units is not being registered under the Act. The Company is relying on the representations, warranties and agreements of the Subscriber made herein to determine exemption from registration under the Act.

V.
RESALES. Subscriber acknowledges and agrees that the securities underlying the Units may only be resold (a) in compliance with all state and federal securities laws, (b) pursuant to a Registration Statement under the Act or (c) pursuant to an exemption from registration under the Act and any applicable U.S. state securities laws.

VI.
TRANSFER AGENT INSTRUCTIONS. The Company will instruct its transfer agent to issue one or more stock certificates representing the Subscribed Shares with the restrictive legend set forth above in the name of Subscriber and will instruct such agent that the Subscribed Shares have been issued pursuant to Regulation D. The Company further agrees that upon the expiration of the distribution compliance period, the Company will cooperate as fully as the law allows with Subscriber’s request to lift the restrictive legend from such shares upon receipt of sufficient evidence that the Subscriber has complied with applicable securities laws and, upon receipt of such evidence, shall promptly instruct the Transfer Agent to transfer the Subscribed Shares without legend as expeditiously as practical after receipt of the certificates representing such Shares, provided that the Company shall not be required to deliver such instructions if it knows, or reasonably believes, that any of the representations made by the Subscriber is false.

VII.	STOCK DELIVERY INSTRUCTIONS. The Subscribed Shares shall be delivered to the Subscriber in accordance with the process required by Section I as agreed upon herein.

VIII.	CONDITIONS OF THE COMPANY’S OBLIGATION TO ISSUE SHARES. Subscriber understands that the Company’s obligation to issue the Subscribed Shares and authorize the Purchase Warrants is conditioned upon:

The receipt and acceptance by the Company of this Subscription Agreement, which receipt and acceptance will be evidenced by execution of this Subscription Agreement by an executive officer of the Company and delivery of the Subscribed Shares, this Subscription Agreement and a Warrant to Purchase Common Shares of Sockeye Seafood Group, Inc. to Subscriber.

Notwithstanding the foregoing, the Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Units if, in its reasonable judgment, it deems such action in the best interest of the Company. The Subscriber understands and agrees that its subscription for the Purchased Shares is irrevocable. In the event the sale of the Units subscribed for by the Subscriber is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the Purchase Price remitted to the Company by the Subscriber, without interest thereon or deduction therefrom.

IX.
ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

X.
INDEMNIFICATION. The Subscriber agrees to indemnify the Company and its officers, directors, employees, shareholders, agents, representatives, affiliates and their respective successors and assigns harmless from and against any and all losses, damages, liabilities, costs and expenses (including attorneys' fees) which any of the foregoing may sustain or incur in connection with any breach by the Subscriber of any representation, warranty or covenant made by it in this Subscription Agreement.

XI.
NOTICES. Any notice to be given or to be served upon any party to this Subscription Agreement in connection with this Subscription Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or five (5) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

If to the Company, to:

Sockeye Seafood Group, Inc.
______________________
______________________
Phone No.:
Fax No.:

If to the Escrow Agent, to:

David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580
Attn: David Lubin, Esq.
Phone No: (516) 887-8200
Fax No.: (516) 887-8250

If to the Subscriber, to:

Hampton Park Capital LLC
______________________
______________________
______________________

Attn: __________________
Phone No.: _____________
Fax No.: _______________

Any party may, at any time by giving written notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing, to which such notice will thereafter be given.

XII.
MULTIPLE COUNTERPARTS. This Subscription Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Subscription Agreement it will be necessary to produce only one copy of this Subscription Agreement signed by the party to be charged. A signature sent by legible facsimile shall be deemed an original.

XIII.
GOVERNING LAW. This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties hereby consents to the personal jurisdiction of the federal courts whose districts encompass any part of the State of Utah in connection with any dispute arising under this Subscription Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Subscription Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Subscription Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in this agreement. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

The undersigned acknowledges that this Subscription Agreement shall not be effective unless and until accepted by the Company as indicated below.

“Subscriber”

Hampton Park Capital LLC

Printed Name: /s/ Marcus Babini

Title: Manager

DATED this 1st day of December, 2006

Jurisdiction of Execution:

“The Company”

By: /s/ Marcus Segal, Chief Executive Officer

Accepted this 1st day of December, 2006

APPENDIX “A”
WARRANT TO PURCHASE COMMON SHARES
OF
SOCKEYE SEAFOOD GROUP, INC.
(Incorporated under the laws of the State of Nevada)

THIS IS TO CERTIFY THAT, for value received, ____________________ with offices located at____________________________________________ (the “Holder”), is entitled to purchase:

_________________________ (__________)

non-assessable common shares of Sockeye Seafood Group, Inc. (hereinafter called the "Company") as such shares were constituted on the date hereof at any time up to 5:00 p.m. local time in New York on or before _____________, 2008, the expiration date of the entitlement to purchase common shares of the Company, at a price of US$2.50 per share in lawful money of the United States, upon and subject to the “Terms, Conditions and Instructions” attached hereto.

This warrant (the “Warrant”) may not be transferred by the Holder. This Warrant and the common shares to be issued upon its exercise have not been registered under the Securities Act of 1933, as amended ("the Securities Act") or the securities laws of any state of the United States. This Warrant may not be exercised by or on behalf of any U.S. person, directly or indirectly, or in the United States, unless (i) the common shares are registered under the Securities Act and the applicable laws of any such state, or, (ii) an exemption from such registration requirements is available. "United States" and "U.S. person" are as defined by Rule 901 of Regulation S under the Securities Act.

This Warrant may be exercised only through the principal offices of the Company.

SOCKEYE SEAFOOD GROUP, INC.

By:

DATE: _________________, 2006

APPENDIX “A”    TERMS, CONDITIONS AND INSTRUCTIONS

1.	The Holder of this Warrant may subscribe for the number of shares of the Company indicated on the face hereof.

2.
For each share purchased pursuant to this Warrant, payment must be made in the amount of US$2.50 per share. All payments must be made in US funds, in cash or by certified check, bank draft or money order payable in New York. If payment is in the form of an uncertified check, the Company reserves the right to deem the payment not received until the check has cleared the account upon which it has been drawn.

3.	To exercise the rights evidenced by this Warrant, this Warrant with the attached Subscription Form, must be delivered or mailed to the Company, at ________, and must be received by the Company.

4.
The rights evidenced by this Warrant expire at 5:00 p.m. local time in New York on ______________, 2008 subject to the condition that this Warrant will be subject to forced exercise, at the option of the Company, if the Company’s common shares trade at or above 100% of $__, in which case this Warrant will expire on the 20th calendar day following the date notice of forced conversion is mailed to all Warrant Holders.

5.	The rights evidenced by this Warrant may not be transferred.

6.	If this Warrant or the purchase price is forwarded by mail it is suggested that registered mail be used as the Company will not be responsible for any losses which occur through the use of mails.

7.
The rights evidenced by this Warrant are to purchase common shares in the capital stock of the Company as they were constituted on the date hereof. The number of shares and the exercise price of the Warrants are subject to adjustment in the events and in the manner following:

(a)
if the Company consolidates or subdivides its shares or pays a stock dividend, the number of shares issuable on the exercise of one Warrant and the purchase price of the Warrant will be increased or decreased proportionately so that each Warrant will entitle the holder to acquire the same percentage of shares of the Company at the same total price immediately after the subdivision, consolidation or stock dividend as the holder could purchase immediately before that event occurred;

(b)
in case of any capital reorganization or reclassification of the capital of the Company or the merger or amalgamation of the Company with or into any other company, each Warrant will entitle the holder to acquire, at the same total price, the number of shares or other securities of the Company or the company resulting from the capital reorganization, reclassification, merger or amalgamation, as the case may be, to which the holder would have been entitled if the holder had exercised one Warrant immediately before the capital reorganization, reclassification, merger or amalgamation;

(c)	the adjustments provided for in this subsection are cumulative.

APPENDIX “B”

SUBSCRIPTION FORM

The Undersigned, _______________________ holder of the attached Warrant, hereby subscribes for ______________________ common shares of Sockeye Seafood Group, Inc. if the number of shares purchased hereby is less than the number of shares to which the Undersigned is entitled under this Warrant, the Undersigned requests issuance and delivery to it at the following address of a new Warrant certificate evidencing the right to purchase the balance of the shares to which the Undersigned is entitled hereunder. The Undersigned directs that the shares hereby subscribed for be issued and delivered to it as follows:

Name: _________________________

Address: ______________________

No. of Shares: __________________

DATED this ______ day of ________________, 200___.

Per:
Signature

Name (Please print)

INVESTOR QUESTIONNAIRE

1.	Print Full Name of Investor:	Individual:

First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

Name of Entity

2.	Address for Notices:

3.	Name of Primary Contact Person:
Title:

4.	Telephone Number:

5.	E-Mail Address:

6.	Facsimile Number:
Permanent Address:

7.	Permanent Address:
(if different from Address for Notices above)

8.	Authorized Signatory:
Title:
Telephone Number:
Facsimile Number:

B. Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:
☐
A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

☐
A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐
A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐
An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). If an Investor has checked this box, please contact David Lubin, Esq. at (516) 569-9629 or david@dlubinassociates.com for additional information that will be required.

☐	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐
A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact David Lubin, Esq. for additional information that will be required.

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Purchased Shares, with total assets in excess of $5 million.

☐
A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Purchased Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Purchased Shares.

☐
An employee benefit plan within the meaning of ERISA if the decision to invest in the Purchased Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐
An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.  Supplemental Data for Entities

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2.  Was the Investor organized for the specific purpose of acquiring the Purchased Shares?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. for additional information that will be required.

3.  Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. for additional information that will be required.

4(a).  Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	☐ No

4(b).  If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes	☐ No

4(c.) If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the Purchased Shares is subject to ERISA. ___________%.

5.  Does the amount of the Investor’s subscription for the Purchased Shares in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes	☐ No

If the question above was answered “Yes,” please contact David Lubin, Esq. for additional information that will be required.

6(a). Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	☐ No

6(b).  If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

☐ Yes	☐ No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact ________ for additional information that will be required.

7(a).  Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	☐ No

7(b).  If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

If either question above was answered “Yes,” please contact David Lubin, Esq. for additional information that will be required.

8. If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

(Date)

D.  Related Parties

1.  To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes	☐ No

If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s): _______________________________________________

2. Will any other person or persons have a beneficial interest in the Purchased Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

☐ Yes	☐ No

If either question above was answered “Yes”, please contact David Lubin, Esq. for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Purchased Shares. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Purchased Shares. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

Hampton Park Capital LLC
(Name of Entity)

By: /s/ Marco Babini
(Signature)

Marco Babini, Manager
(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

(1) Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i) An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii) a Public Company (as defined below);

(iii) A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Purchased Shares;

(2) Real estate held for investment purposes;

(3) Commodity Shares (as defined below) held for investment purposes;

(4) Physical Commodities (as defined below) held for investment purposes;

(5) To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6) In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7) Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i) Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii) Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i) files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii) is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a

Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

(1) In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

(2) In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii) A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.